EXHIBIT 99.1

Encore Bancshares Reports Fourth Quarter 2008 Net Loss of $10.0 Million or $1.02 Per Diluted Share

HOUSTON, Jan. 30, 2009 (GLOBE NEWSWIRE) -- Encore Bancshares, Inc. (Nasdaq:EBTX) today announced its financial results for the fourth quarter 2008.

Reported the following significant items in the fourth quarter of 2008

 * $10.5 million (pre-tax) increase to loan loss reserves, resulting in an allowance for loan losses to total loans of 2.06%
 * $6.0 million (pre-tax) charge-off of a loan to a high net worth professional
 * $2.0 million (pre-tax) non-cash impairment charge of a Community
   Reinvestment Act related investment security

 Maintained strong capital position

 * Issued $34.0 million of fixed rate cumulative preferred stock and a warrant to purchase 364,026 shares of common stock at $14.01 per share under the U.S. Department of the Treasury Capital Purchase
   Program
 * Tier I Risked Based Capital of 14.63%
 * Tangible book value per share of $11.76
 * Ratio of tangible common equity to tangible assets of 7.75%

 Continued to grow franchise

 * Deposits increased 5.7% or $59.4 million during 2008
 * Noninterest bearing deposits increased 23.8% to $131.7 million
 * Loans increased 11.0% to $1.2 billion at year end 2008

 Improved key earnings metrics

 * Net interest income grew 26.6% to $11.9 million in the fourth quarter
 * Net interest margin expanded by 46 basis points to 3.31% for the fourth quarter and by 44 basis points to 3.18% for the year
 * Noninterest expense approximately the same for the fourth quarter and the year, compared with the same periods of 2007

 Extended $68.8 million in credit to businesses, individuals, and municipalities  during the fourth quarter of 2008

"Encore Bancshares is in a strong capital position with high levels of liquidity. While I am very disappointed with the charge-off of a large loan at year end, I am satisfied that our business fundamentals remain strong driven by margin expansion, significant noninterest income from our wealth management and insurance agency, and expense controls," said James S. D'Agostino, Jr., Chairman and Chief Executive Officer. "Given forecasts of job losses and declining economic activity, we added to our capital by participating in the Capital Purchase Program under the Troubled Asset Relief Program and strengthened our balance sheet by building our loan loss reserve to 2.06% of loans.

"As the U.S. economy rapidly deteriorated, we commenced a rigorous review of our loan portfolio. We have used both internal and several new external resources for this effort that included evaluating our consumer real estate loans. The results of this process were considered in our determination of the adequacy of our allowance for loan losses at year end. At the same time, our team continues to provide superior service to our clients, increase core deposits, make sound loans, attract assets to manage, and maintain expense control, which provides us momentum for the future. When the economy eventually recovers, I believe we will be able to achieve our goal of 1% return on assets," said Mr. D'Agostino.

Results

For the three months ended December 31, 2008, the net loss was $10.0 million, or $1.02 per diluted share, compared with net earnings of $1.7 million, or $0.16 per diluted share, for the same period of 2007. Results for the fourth quarter of 2008 include a $2.5 million, or 26.6%, improvement in net interest income. Offsetting this improvement was a $17.5 million increase in the provision for loan losses, which includes a $6.0 million charge-off of a loan to a high net worth professional and a $10.5 million addition to the allowance for loan losses. The fourth quarter results also include a $2.0 million non-cash impairment charge on a security held as part of our Community Reinvestment Act compliance program.

For the year ended December 31, 2008, the net loss was $8.1 million, or $0.83 per diluted share, compared with net earnings of $7.4 million, or $0.79 per diluted share for the year ended December 31, 2007. Net interest income increased by $10.1 million, but was offset by higher credit costs and a reduction in mortgage banking income.

Net Interest Income

Net interest income for the fourth quarter of 2008 was $11.9 million, an increase of $2.5 million, or 26.6%, compared with the fourth quarter of 2007. The net interest margin improved by 46 basis points to 3.31%. For the full year ended December 31, 2008, net interest income was $44.3 million, an increase of $10.1 million, or 29.6%, compared with the same period of 2007. The net interest margin expanded 44 basis points to 3.18%. The improvements in both periods were due primarily to improvements in asset mix. For the fourth quarter, the ratio of loans to earning assets rose from 80.9% in 2007 to 84.1% in 2008, which represents the results of our continuing strategy of replacing low-yielding securities with higher yielding loans. On a linked quarter basis (compared with immediately preceding quarter), net interest income rose $334,000, or 2.9%, and the net interest margin decreased 3 basis points. The decrease in the margin was due primarily to the 1.75% decline in the prime rate on our variable rate loans. In this extraordinary environment, deposit rates have not fallen as quickly as the prime rate and certificates of deposit reprice more slowly.

Noninterest Income

Noninterest income was $3.5 million for the fourth quarter of 2008, a decrease of $2.8 million, or 44.4%, compared with the same period of 2007. The decrease was due primarily to a $2.0 million pre-tax impairment charge of an investment acquired in connection with our Community Reinvestment Act requirements. This investment is the only one of its type in our portfolio and the value was written down to $16,000. Excluding the impairment charge, noninterest income was $5.5 million, a decrease of $797,000, or 12.7%, compared with the same period of 2007. The decrease was due primarily to lower asset management fees, as assets under management declined 19.3% due to the recent disruption in the financial markets. Noninterest income for the full year ended December 31, 2008 was $22.3 million, a decrease of $8.7 million, or 28.0%, compared with the full year ended December 31, 2007. The decrease was due primarily to the aforementioned impairment charge and a decrease in mortgage banking income.

Noninterest Expense

Noninterest expense was $12.4 million for the fourth quarter of 2008, essentially unchanged compared with the same period of 2007. Increases to noninterest expense were primarily in occupancy and the reserve for unfunded loan commitments, which were offset by lower compensation expense. The increase in occupancy expense was due to a few one time items, such as the vacating of several lease locations in Florida as part of our expense reduction efforts. These leases were for loan production offices that were closed in the third quarter of 2008. Noninterest expense was $50.4 million for the full year ended December 31, 2008, a decrease of $246,000, or 0.5%, compared with the full year ended December 31, 2007. Professional fees were higher in 2008 due primarily to an arbitration matter that was resolved and the full year's effect of costs related to being a public company. These costs were offset by lower compensation expense, primarily incentive compensation, and reduced outside data processing expense due to lower negotiated pricing.

Segment Earnings

On a segment basis, our wealth management group showed net earnings of $1.2 million for the fourth quarter of 2008, essentially unchanged from the fourth quarter of 2007. Revenue in this segment was lower, due primarily to a 19.3% decrease in assets under management compared with the third quarter of 2008 as the financial markets experienced significant downward pressure in the third and fourth quarter. However, this lower revenue was offset by lower incentive compensation and other expense management initiatives. Our banking segment lost $11.1 million for the fourth quarter of 2008, compared with net earnings of $526,000 in the same period of 2007. Net interest income increased $2.5 million, but this improvement was more than offset by higher credit costs and a non-cash impairment charge on an investment security. Our insurance agency had net earnings of $90,000 in the fourth quarter of 2008, compared with $238,000 for the same period of 2007, with the decrease due primarily to a soft property and casualty market, resulting in lower commission income.

Loans

Period end loans were $1.2 billion at December 31, 2008, an increase of $121.1 million, or 11.0%, compared with December 31, 2007. We extended approximately $68.8 million in new credit during the fourth quarter to consumers, businesses and municipalities.

Deposits

Period end deposits were $1.1 billion at December 31, 2008, up $59.4 million, or 5.7%, compared with December 31, 2007, and up $62.3 million, or 6.0%, on a linked quarter basis. Noninterest-bearing deposits grew to $131.7 million at December 31, 2008, an increase of $25.3 million, or 23.8%, compared with December 31, 2007. Average deposits were $1.1 billion for the fourth quarter of 2008, an increase of $11.0 million, or 1.1%, compared with the same period of 2007. We remain focused on profitably growing deposits, which includes deepening existing customer relationships and developing new long-term relationships.

Credit Quality and Capital Ratios

The provision for loan losses was $18.6 million in the fourth quarter of 2008, an increase of $17.5 million compared with the same period of 2007. The increase in the provision reflected growth in the loan portfolio, the overall negative economic environment and higher net charge-offs during the quarter. The provision for loan losses included $10.5 million to increase the allowance for loan losses in light of weakening economic conditions and credit environment. Net charge-offs for the fourth quarter of 2008 were $8.2 million, or 2.69% of average total loans on an annualized basis, compared with $726,000, or 0.27% of average total loans for the fourth quarter of 2007. Net charge-offs included a $6.0 million charge-off of a loan to a high net worth professional. The allowance for loan losses was $25.1 million, or 2.06% of total loans at December 31, 2008 compared with $11.2 million, or 1.02% of total loans at December 31, 2007.

At December 31, 2008, nonperforming assets, including loans past due 90 days and still accruing, were $34.0 million, or 2.78% of total loans and investment in real estate, compared with $23.4 million, or 1.95% of total loans and investment in real estate at September 30, 2008, and $14.2 million, or 1.30% of total loans and investment in real estate at December 31, 2007. At December 31, 2008, nonaccrual loans were $30.5 million, compared with $21.1 million at September 30, 2008. Approximately half of this increase in nonaccrual loans related to loans to professionals and entrepreneurs in Houston. Most of the remaining increase related to commercial real estate loans, primarily in Florida. Loans 90 days past due or more and still accruing were $646,000, compared with $23,000 at September 30, 2008. The increase was due primarily to several residential construction loans in Houston. Investment in real estate was $2.8 million at December 31, 2008 compared with $2.2 million at September 30, 2008. The increase was due primarily to a residential loan in Florida.

As of December 31, 2008, our Tier 1 risk-based, total risked-based, and leverage capital ratios were 14.63%, 15.89% and 11.61%, respectively, and Encore Bank was considered "well capitalized" pursuant to regulatory capital definitions.

Conference Call

A conference call will be held on Friday, January 30, 2009 at 10:00 a.m., Central time, to discuss fourth quarter 2008 results. A question and answer session will follow the prepared remarks. Individuals may access the call by dialing 1-877-874-1588, or access the live webcast by visiting www.encorebank.com/investorrelations.shtml

About Encore Bancshares, Inc.

Encore Bancshares, Inc. is a financial holding company headquartered in Houston, Texas and offers a broad range of banking, wealth management and insurance services through Encore Bank, N.A., and its affiliated companies. Encore Bank operates 11 private client offices in the Greater Houston area and six in southwest Florida. Headquartered in Houston and with $1.6 billion in assets, Encore Bank builds relationships with professional firms, privately-owned businesses, investors and affluent individuals. Encore Bank offers a full range of business and personal banking products and services, as well as financial planning, wealth management, trust and insurance products through its trust division, Encore Trust, and its affiliated companies, Linscomb & Williams and Town & Country Insurance. Products and services offered by Encore Bank's affiliates are not FDIC insured. The Company's common stock is listed on the NASDAQ Global Market under the symbol "EBTX".

The Encore Bancshares, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=4257

This press release contains certain financial information determined by methods other than in accordance with GAAP. Encore's management believes these non-GAAP financial measures provide information useful to investors in understanding our financial results and facilitates comparisons with the performance of peers within the financial services industry. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP.

This press release contains certain forward-looking information about Encore Bancshares that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Such statements involve risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: competitive pressure among financial institutions; volatility and disruption in national and international financial markets; government intervention in the U.S. financial system; our ability to expand and grow our businesses and operations and to realize the cost savings and revenue enhancements expected from such activities; a deterioration of credit quality or a reduced demand for credit; a decline in wealth management fees; changes in the interest rate environment; changes in the availability of funds; the continued service of key management personnel; our ability to attract, motivate and retain key employees; general economic conditions, either nationally, regionally or in the market areas in which we operate; legislative or regulatory developments or changes in laws; changes in the securities markets and other risks that are described from time to time in our 2007 Annual Report on Form 10-K and other reports and documents filed with the Securities and Exchange Commission.

                   Encore Bancshares, Inc. and Subsidiaries
                               FINANCIAL HIGHLIGHTS
            (Unaudited, amounts in thousands, except per share data)

                             As of and for            As of
                               the Three            and for the
                              Months Ended         Years Ended
                              December 31,          December 31,
                          -------------------   -------------------
                            2008       2007       2008       2007
                          --------   --------   --------   --------

 Earnings Statement
  Data:
 Interest income          $ 20,193   $ 21,240   $ 81,271   $ 81,427
 Interest expense            8,251     11,809     36,997     47,252
                          --------   --------   --------   --------
  Net interest income       11,942      9,431     44,274     34,175
 Provision for loan
  losses                    18,648      1,176     29,175      4,029
                          --------   --------   --------   --------
  Net interest income
   after provision
   for loan losses          (6,706)     8,255     15,099     30,146
 Noninterest income          3,488      6,269     22,300     30,966
 Noninterest expense        12,414     12,367     50,361     50,607
                          --------   --------   --------   --------
  Net earnings (loss)
   before income
   taxes                   (15,632)     2,157    (12,962)    10,505
 Income tax expense
  (benefit)                 (5,679)       454     (4,888)     3,121
                          --------   --------   --------   --------
 Net earnings (loss)      $ (9,953)  $  1,703   $ (8,074)  $  7,384
                          ========   ========   ========   ========
 Earnings (loss)
  available to common
  shareholders*           $(10,119)  $  1,703   $ (8,240)  $  7,384
                          ========   ========   ========   ========

 Common Share Data:

 Basic earnings
  (loss) per share        $  (1.02)  $   0.17   $  (0.83)  $   0.86
 Diluted earnings
  (loss) per share           (1.02)      0.16      (0.83)      0.79
 Book value per share        15.07      15.56      15.07      15.56
 Tangible book value
  per share                  11.76      12.13      11.76      12.13

 Average common
  shares outstanding         9,897      9,808      9,881      8,576
 Diluted average
  common shares
  outstanding                9,897     10,661      9,881      9,296
 Shares outstanding
  at end of period          10,241     10,124     10,241     10,124

 Selected Performance
  Ratios:

 Return on average
  assets                     (2.60)%     0.48%     (0.54)%     0.55%
 Return on average
  common equity**           (25.03)%     4.33%     (5.13)%     5.71%
 Return on average
  tangible common
  equity**                  (31.77)%     5.57%     (6.53)%     7.84%
 Net interest margin          3.31%      2.85%      3.18%      2.74%
 Efficiency ratio            70.21%     77.44%     72.36%     76.19%
 Noninterest income
  to total revenue           22.61%     39.93%     33.50%     47.54%

  * Net earnings (loss) after deducting preferred dividends. The shares of preferred stock were issued on December 5, 2008.

 ** Using earnings (loss) available to common shareholders.

                  Encore Bancshares, Inc. and Subsidiaries

                           CONSOLIDATED BALANCE SHEETS

            (Unaudited, dollars in thousands, except per share data)

             Dec 31,    Sept 30,    June 30,    March 31,    Dec 31,
              2008        2008        2008        2008        2007
           ----------  ----------  ----------  ----------  ----------
    ASSETS
 Cash and
  due from
  banks    $   23,044  $   21,005  $   21,954  $   16,608  $   18,817
 Interest-
  bearing
  deposits
  in banks     91,459      13,471      28,297      40,328      18,581
 Federal
  funds
  sold and
  other         3,549       5,562      10,716      58,769      41,017
           ----------  ----------  ----------  ----------  ----------
  Cash and
   cash
   equival-
   ents       118,052      40,038      60,967     115,705      78,415
 Securities
  available
  -for-
  sale, at
  estimated
  fair
  value        78,816      57,077      41,508      12,108      12,207
 Securities
  held-to-
  maturity,
  at
  amortized
  cost         95,875     100,329     107,424     123,133     134,056
 Mortgages
  held-for
  -sale           150         448        --         1,928       1,396
 Loans
  receiv-
  able      1,218,404   1,198,445   1,169,151   1,156,501   1,097,268
 Allowance
  for loan
  losses      (25,105)    (14,620)    (12,054)    (11,603)    (11,161)
           ----------  ----------  ----------  ----------  ----------
  Net loans
   receiv-
   able     1,193,299   1,183,825   1,157,097   1,144,898   1,086,107
 Federal
  Home Loan
  Bank of
  Dallas
  stock,
  at cost       9,534      10,513       7,943       6,987       5,880
 Investment
  in real
  estate        2,781       2,215       2,063       2,078         835
 Premises
  and
  equipment,
  net          17,362      17,688      17,050      16,789      16,831
 Goodwill      27,873      27,975      27,975      27,969      27,942
 Other
  intangible
  assets,
  net           6,031       6,218       6,406       6,592       6,780
 Cash
  surrender
  value of
  life
  insurance
  policies     14,686      14,539      14,398      14,256      14,091
 Accrued
  interest
  receivable
  and other
  assets       23,385      17,358      17,882      16,183      16,657
           ----------  ----------  ----------  ----------  ----------
           $1,587,844  $1,478,223  $1,460,713  $1,488,626  $1,401,197
           ==========  ==========  ==========  ==========  ==========

LIABILITIES
  AND SHARE-
  HOLDERS'
  EQUITY
 Deposits:
  Non-
   interest
   -bear-
   ing     $  131,709  $  121,100  $  123,594  $  129,983  $  106,382
  Interest
   -bearing   969,088     917,379     931,149     981,164     934,992
           ----------  ----------  ----------  ----------  ----------
   Total
    depo-
    sits    1,100,797   1,038,479   1,054,743   1,111,147   1,041,374
 Borrowings
  and
  repurchase
  agreements  272,026     249,426     212,257     188,845     173,395
 Junior
  sub-
  ordinated
  debentures   20,619      20,619      20,619      20,619      20,619
 Accrued
  interest
  payable
  and other
  liabil-
  ities         8,660       8,690      12,882       8,604       8,330
           ----------  ----------  ----------  ----------  ----------
   Total
    liabil-
    ities   1,402,102   1,317,214   1,300,501   1,329,215   1,243,718
 Commit-
  ments and
  conting-
  encies           --          --          --          --          --
 Share-
  holders'
  equity      185,742     161,009     160,212     159,411     157,479
           ----------  ----------  ----------  ----------  ----------
           $1,587,844  $1,478,223  $1,460,713  $1,488,626  $1,401,197
           ==========  ==========  ==========  ==========  ==========
 Ratios and
  Per Share
  Data:
 Leverage
  ratio*        11.61%      10.18%      10.07%      10.31%      10.47%
 Tier 1
  risk-
  based
  capital
  ratio*        14.63%      12.58%      12.82%      12.91%      13.59%
 Total risk
  -based
  capital
  ratio*        15.89%      13.87%      13.87%      13.94%      14.65%
 Book value
  per
  share    $    15.07  $    15.73  $    15.65  $    15.70  $    15.56
 Tangible
  book
  value per
  share         11.76       12.39       12.30       12.30       12.13
 Tangible
  common
  equity to
  tangible
  assets         7.75%       8.78%       8.82%       8.59%       8.98%

 * Estimated at December 31, 2008.

                     Encore Bancshares, Inc. and Subsidiaries

                       CONSOLIDATED STATEMENTS OF EARNINGS

            (Unaudited, amounts in thousands, except per share data)

                                      Three Months Ended
                      ------------------------------------------------
                       Dec 31,  Sept 30,  June 30,  March 31,  Dec 31,
                        2008      2008      2008      2008      2007
                      --------  --------  --------  --------  --------
 Interest income:
  Loans, including
   fees               $ 18,394  $ 18,738  $ 18,238  $ 18,378  $ 18,536
  Mortgages held-for
   -sale                     9        13        25        32        64
  Securities             1,585     1,469     1,250     1,319     1,442
  Federal funds sold
   and other               205       261       552       803     1,198
                      --------  --------  --------  --------  --------

  Total interest
   income               20,193    20,481    20,065    20,532    21,240
 Interest expense:
  Deposits               5,748     6,458     7,123     8,542     9,731
  Borrowings and
   repurchase
   agreements            2,174     2,085     1,767     1,755     1,710
  Junior subordinated
   debentures              329       330       330       356       368
                      --------  --------  --------  --------  --------

   Total interest
    expense              8,251     8,873     9,220    10,653    11,809
                      --------  --------  --------  --------  --------

   Net interest
    income              11,942    11,608    10,845     9,879     9,431

 Provision for loan

  losses                18,648     5,249     3,777     1,501     1,176
                      --------  --------  --------  --------  --------

   Net interest
    income after
    provision for
    loan losses         (6,706)    6,359     7,068     8,378     8,255
 Noninterest income:
  Trust and
   investment
   management fees       3,985     4,277     4,660     4,407     4,533
  Mortgage banking          34        28       135        54        95
  Insurance
   commissions and
   fees                  1,184     1,385     1,385     1,727     1,217
  Real estate
   operations              (50)     (103)     (452)       55        63
  Net loss on sale of
   available-for-sale
   securities               (1)       (2)       --        --        --
  Impairment write
   down on securities   (1,984)       --        --        --        --
  Other                    320       390       432       434       361
                      --------  --------  --------  --------  --------

   Total noninterest
    income               3,488     5,975     6,160     6,677     6,269
 Noninterest expense:
  Compensation           6,781     6,991     7,467     8,078     7,081
  Occupancy              1,645     1,477     1,485     1,438     1,428
  Equipment                448       494       487       531       553
  Advertising and
   promotion               232       187       219       204       223
  Outside data
   processing              797       762       717       694       883
  Professional fees        904       671       739     1,156       797
  Intangible
   amortization            187       187       188       187       209
  Loss on early debt
   extinguishment           --        --        --        --        --
  Other                  1,420     1,304     1,295       989     1,193
                      --------  --------  --------  --------  --------

   Total noninterest
    expense             12,414    12,073    12,597    13,277    12,367
                      --------  --------  --------  --------  --------
   Net earnings
    (loss) before
    income taxes       (15,632)      261       631     1,778     2,157

 Income tax expense
  (benefit)             (5,679)       33       150       608       454
                      --------  --------  --------  --------  --------

 Net earnings (loss)  $ (9,953) $    228  $    481  $  1,170  $  1,703
                      ========  ========  ========  ========  ========

 Earnings (loss)
  available to common
  shareholders        $(10,119) $    228  $    481  $  1,170  $  1,703
                      ========  ========  ========  ========  ========
 Earnings (loss) per
  common share:
  Basic               $  (1.02) $   0.02  $   0.05  $   0.12  $   0.17
  Diluted                (1.02)     0.02      0.04      0.11      0.16
 Average common
  shares outstanding     9,897     9,895     9,886     9,846     9,808
 Diluted average
  common shares
  outstanding            9,897    10,771    10,780    10,714    10,661

                                                     Years Ended
                                                     December 31,
                                                 -------------------
                                                   2008       2007
                                                 --------   --------
 Interest income:
  Loans, including fees                          $ 73,748   $ 67,999
  Mortgages held-for-sale                              79      3,733
  Securities                                        5,623      6,923
  Federal funds sold and other                      1,821      2,772
                                                 --------   --------
  Total interest income                            81,271     81,427
 Interest expense:
  Deposits                                         27,871     38,659
  Borrowings and repurchase agreements              7,781      7,029
  Junior subordinated debentures                    1,345      1,564
                                                 --------   --------

   Total interest expense                          36,997     47,252
                                                 --------   --------
   Net interest income                             44,274     34,175

 Provision for loan losses                         29,175      4,029
                                                 --------   --------

   Net interest income after provision for loan
    losses                                         15,099     30,146
 Noninterest income:
  Trust and investment management fees             17,329     17,546
  Mortgage banking                                    251      5,506
  Insurance commissions and fees                    5,681      5,942
  Real estate operations                             (550)       366
  Net loss on sale of available-for-sale
   securities                                          (3)      (181)
  Impairment write down on securities              (1,984)        --
  Other                                             1,576      1,787
                                                 --------   --------

   Total noninterest income                        22,300     30,966
 Noninterest expense:
  Compensation                                     29,317     30,117
  Occupancy                                         6,045      5,764
  Equipment                                         1,960      2,076
  Advertising and promotion                           842      1,018
  Outside data processing                           2,970      3,479
  Professional fees                                 3,470      2,046
  Intangible amortization                             749        838
  Loss on early debt extinguishment                  --          391
  Other                                             5,008      4,878
                                                 --------   --------

   Total noninterest expense                       50,361     50,607
                                                 --------   --------
   Net earnings (loss) before income taxes        (12,962)    10,505

 Income tax expense (benefit)                      (4,888)     3,121
                                                 --------   --------
 Net earnings (loss)                             $ (8,074)  $  7,384
                                                 ========   ========

 Earnings (loss) available to common
  shareholders                                   $ (8,240)  $  7,384
                                                 ========   ========
 Earnings (loss) per common share:
  Basic                                          $  (0.83)  $   0.86
  Diluted                                           (0.83)      0.79
 Average common shares outstanding                  9,881      8,576
 Diluted average common shares outstanding          9,881      9,296

                    Encore Bancshares, Inc. and Subsidiaries

                       AVERAGE CONSOLIDATED BALANCE SHEETS

                        (Unaudited, dollars in thousands)

                                  Three Months Ended
               ------------------------------------------------------
                 Dec 31,   Sept 30,   June 30,   March 31,   Dec 31,
                  2008       2008       2008       2008       2007
               ---------- ---------- ---------- ---------- ----------

 Assets:
 Interest-
  earning
  assets:
  Loans        $1,205,310 $1,186,606 $1,170,959 $1,119,439 $1,060,927
  Mortgages
   held-for-
   sale               405        596      1,151      1,465      2,693
  Securities      162,221    156,354    139,510    142,098    148,912
  Federal funds
   sold and
   other           66,057     40,128     82,841     89,419     98,789
               ---------- ---------- ---------- ---------- ----------
 Total
  interest-
  earning
  assets        1,433,993  1,383,684  1,394,461  1,352,421  1,311,321
 Less:
  Allowance for
  loan losses     (14,275)   (12,630)   (11,526)   (11,178)   (10,754)
 Noninterest-
  earning
  assets          102,341    108,224    103,918    102,266    101,783
               ---------- ---------- ---------- ---------- ----------
  Total assets $1,522,059 $1,479,278 $1,486,853 $1,443,509 $1,402,350
               ========== ========== ========== ========== ==========

 Liabilities
  and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking    $  179,797 $  192,424 $  194,973 $  182,483 $  169,823
  Money market
   and savings    244,195    283,130    307,047    333,241    359,217
  Time
   deposits       495,880    448,983    466,199    434,597    399,224
               ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    deposits      919,872    924,537    968,219    950,321    928,264
  Borrowings
   and
   repurchase
   agreements     267,081    240,104    202,229    193,855    170,141
  Junior
   subordinated
   debentures      20,619     20,619     20,619     20,619     20,619
               ---------- ---------- ---------- ---------- ----------
   Total
    interest-
    bearing
    liabilities 1,207,572  1,185,260  1,191,067  1,164,795  1,119,024
               ---------- ---------- ---------- ---------- ----------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits       133,226    119,024    123,453    106,905    113,849
  Other
   liabilities     11,244     12,186     12,015     13,313     13,428
               ---------- ---------- ---------- ---------- ----------
   Total
    liabilities 1,352,042  1,316,470  1,326,535  1,285,013  1,246,301
 Shareholders'
  equity          170,017    162,808    160,318    158,496    156,049
               ---------- ---------- ---------- ---------- ----------
 Total
  liabilities
  and
  shareholders'
  equity       $1,522,059 $1,479,278 $1,486,853 $1,443,509 $1,402,350
               ========== ========== ========== ========== ==========

                      Encore Bancshares, Inc. and Subsidiaries

                                 SELECTED FINANCIAL DATA

                            (Unaudited, dollars in thousands)

 Loan            Dec 31,   Sept 30,   June 30,   March 31,   Dec 31,
  Portfolio:      2008       2008       2008       2008       2007
               ---------- ---------- ---------- ---------- ----------

 Commercial:
 Commercial    $  135,534 $  130,484 $  127,639 $  142,259 $  127,583
 Commercial
  real estate     311,909    305,570    298,562    291,543    277,047
 Real estate
  construction     95,668     96,450     91,371     97,807    100,975
               ---------- ---------- ---------- ---------- ----------
  Total
   commercial     543,111    532,504    517,572    531,609    505,605
 Consumer:
 Residential
  real estate
  first lien      241,969    247,765    256,201    264,445    271,346
 Residential
  real estate
  second lien     302,141    291,933    269,409    234,623    195,583
 Home equity
  lines            82,555     79,888     79,913     78,860     79,023
 Consumer
  installment
  - indirect       14,409     16,461     18,806     21,917     25,262
 Consumer other    34,219     29,894     27,250     25,047     20,449
               ---------- ---------- ---------- ---------- ----------
  Total
   consumer       675,293    665,941    651,579    624,892    591,663
               ---------- ---------- ---------- ---------- ----------

   Total loans
    receivable $1,218,404 $1,198,445 $1,169,151 $1,156,501 $1,097,268
               ========== ========== ========== ========== ==========

 Nonperforming
  Assets:

 Nonaccrual
  loans        $   30,531 $   21,142 $   12,118 $   14,131 $   11,208
 Accruing loans
  past due 90
  days or more        646         23        240        283      2,183
 Restructured
  loans*               --         --         --         --         --
               ---------- ---------- ---------- ---------- ----------
  Total
   non-
   performing
   loans           31,177     21,165     12,358     14,414     13,391
               ---------- ---------- ---------- ---------- ----------
 Investment in
  real estate       2,781      2,215      2,063      2,078        835
               ---------- ---------- ---------- ---------- ----------
  Total
   non-
   performing
   assets      $   33,958 $   23,380 $   14,421 $   16,492 $   14,226
               ========== ========== ========== ========== ==========

 Asset Quality
  Ratios:
 Nonperforming
  assets to
  total loans
  and
  investment in
  real estate        2.78%      1.95%      1.23%      1.42%      1.30%
 Net charge-
  offs to
  average loans      2.69%      0.90%      1.14%      0.38%      0.27%
 Allowance for
  loan losses
  to period end
  loans              2.06%      1.22%      1.03%      1.00%      1.02%
 Allowance for
  loan losses
  to non-
  performing
  loans             80.52%     69.08%     97.54%     80.50%     83.35%

 Deposits:

 Noninterest-
  bearing
  deposits     $  131,709 $  121,100 $  123,594 $  129,983 $  106,382
 Interest
  checking        197,384    182,456    186,902    190,633    179,486
 Money market
  and savings     252,571    268,969    292,631    338,386    345,066
 Time deposits
  less than
  $100,000        188,302    192,603    198,603    201,735    193,900
               ---------- ---------- ---------- ---------- ----------
  Core deposits   769,966    765,128    801,730    860,737    824,834
               ---------- ---------- ---------- ---------- ----------
 Time deposits
  $100,000 and
  greater         274,903    245,018    239,556    233,462    201,932
 Brokered
  deposits         55,928     28,333     13,457     16,948     14,608
               ---------- ---------- ---------- ---------- ----------
  Total
   deposits    $1,100,797 $1,038,479 $1,054,743 $1,111,147 $1,041,374
               ========== ========== ========== ========== ==========

 Assets Under
  Management   $2,248,047 $2,607,702 $2,736,790 $2,737,603 $2,784,617
               ========== ========== ========== ========== ==========

 * All troubled debt restructurings are included in nonaccrual loans.

                         Encore Bancshares, Inc. and Subsidiaries

                               ALLOWANCE FOR LOAN LOSSES

                            (Unaudited, dollars in thousands)

                                     Three Months Ended
                          -------------------------------------------
                          Dec 31,  Sept 30, June 30, March 31, Dec 31,
                           2008     2008      2008     2008     2007
                          -------  -------  -------  -------  -------
 Allowance for loan
  losses at beginning of
  quarter                 $14,620  $12,054  $11,603  $11,161  $10,711

 Charge-offs:
 Commercial:
  Commercial               (5,950)    (301)  (2,119)    (231)     (20)
  Commercial real estate     (751)    (407)    (289)     (80)      --
  Real estate
   construction              (408)    (356)     (57)      (9)     (79)
                          -------  -------  -------  -------  -------
   Total commercial        (7,109)  (1,064)  (2,465)    (320)     (99)
                          -------  -------  -------  -------  -------

 Consumer:
  Residential real estate
   first lien                (142)    (256)    (193)     (43)     (66)
  Residential real estate
   second lien               (378)    (417)    (151)    (377)     (44)
  Home equity lines          (477)    (831)    (463)     (42)    (299)
  Consumer installment -
   indirect                  (265)    (254)    (200)    (297)    (360)
  Consumer other              (23)     (23)      (5)     (29)     (45)
                          -------  -------  -------  -------  -------
   Total consumer          (1,285)  (1,781)  (1,012)    (788)    (814)
                          -------  -------  -------  -------  -------

   Total charge-offs       (8,394)  (2,845)  (3,477)  (1,108)    (913)
                          -------  -------  -------  -------  -------

 Recoveries:
 Commercial:
  Commercial                  111        8        9       11       40
  Commercial real estate       --       --        6       --       --
  Real estate
   construction                --       --       --       --       --
                          -------  -------  -------  -------  -------
   Total commercial           111        8       15       11       40
                          -------  -------  -------  -------  -------

 Consumer:
  Residential real estate
   first lien                  18        3       19        1       22
  Residential real estate
   second lien                 71       54        3        2       --
  Home equity lines             3        4       --        2       --
  Consumer installment -
   indirect                    15       81       37        6      109
  Consumer other               13       12       77       27       16
                          -------  -------  -------  -------  -------
   Total consumer             120      154      136       38      147
                          -------  -------  -------  -------  -------

   Total recoveries           231      162      151       49      187
                          -------  -------  -------  -------  -------

   Net charge-offs         (8,163)  (2,683)  (3,326)  (1,059)    (726)
                          -------  -------  -------  -------  -------

 Provision for loan
  losses                   18,648    5,249    3,777    1,501    1,176
                          -------  -------  -------  -------  -------

 Allowance for loan
  losses at end of
  quarter                 $25,105  $14,620  $12,054  $11,603  $11,161
                          =======  =======  =======  =======  =======

                     Encore Bancshares, Inc. and Subsidiaries

                                SEGMENT OPERATIONS

                        (Unaudited, dollars in thousands)

                       As of and for the Three Months Ended
            ----------------------------------------------------------
             Dec 31,     Sept 30,    June 30,    March 31,    Dec 31,
              2008         2008        2008        2008         2007
            ----------  ----------  ----------  ----------  ----------
 Banking
 -------
  Net
   interest
   income   $   12,223  $   11,871  $   11,116  $   10,130  $    9,674
  Provision
   for loan
   losses       18,648       5,249       3,777       1,501       1,176
  Non-
   interest
   income       (1,669)        300          66         519         509
  Non-
   interest
   expense       9,234       7,988       8,823       9,103       8,378
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes       (17,328)     (1,066)     (1,418)         45         629
  Income
   tax
   expense
   (benefit)    (6,251)       (446)       (586)        (15)        103
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $  (11,077) $     (620) $     (832) $       60  $      526
            ==========  ==========  ==========  ==========  ==========
  Total
   assets
   at
   quarter
   end      $1,592,933  $1,481,311  $1,472,045  $1,500,462  $1,411,934
            ==========  ==========  ==========  ==========  ==========

 Wealth
  Management
 -----------
  Net
   interest
   income   $       44  $       51  $       37  $       64  $       89
  Non-
   interest
   income        3,985       4,277       4,660       4,407       4,533
  Non-
   interest
   expense       2,179       3,083       2,725       3,070       3,042
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes         1,850       1,245       1,972       1,401       1,580
  Income
   tax
   expense         606         451         709         504         460
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $    1,244  $      794  $    1,263  $      897  $    1,120
            ==========  ==========  ==========  ==========  ==========
  Total
   assets
   at
   quarter
   end      $   47,879  $   49,263  $   48,146  $   47,444  $   46,270
            ==========  ==========  ==========  ==========  ==========

 Insurance
 ---------
  Net
   interest
   income   $        4  $       16  $       22  $       41  $       36
  Non-
   interest
   income        1,172       1,398       1,458       1,732       1,222
  Non-
   interest
   expense       1,001       1,002       1,049       1,104         947
            ----------  ----------  ----------  ----------  ----------
  Earnings
   before
   income
   taxes           175         412         431         669         311
  Income
   tax
   expense          85         147         154         240          73
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings $       90  $      265  $      277  $      429  $      238
            ==========  ==========  ==========  ==========  ==========
  Total
   assets
   at
   quarter
   end      $    6,738  $    6,997  $   13,188  $   10,143  $    9,242
            ==========  ==========  ==========  ==========  ==========

 Other
 -----
  Net
   interest
   expense  $     (329) $     (330) $     (330) $     (356) $     (368)
  Non-
   interest
   income           --          --         (24)         19           5
  Non-
   interest
   expense          --          --          --          --          --
            ----------  ----------  ----------  ----------  ----------
  Loss
   before
   income
   taxes          (329)       (330)       (354)       (337)       (363)
  Income
   tax
   benefit        (119)       (119)       (127)       (121)       (182)
            ----------  ----------  ----------  ----------  ----------
  Net loss  $     (210) $     (211) $     (227) $     (216) $     (181)
            ==========  ==========  ==========  ==========  ==========
  Total
   assets
   at
   quarter
  end       $  (59,706) $  (59,348) $  (72,666) $  (69,423) $  (66,249)
            ==========  ==========  ==========  ==========  ==========

 Consolidated
 ------------
  Net
   interest
   income   $   11,942  $   11,608  $   10,845  $    9,879  $    9,431
  Provision
   for loan
   losses       18,648       5,249       3,777       1,501       1,176
  Non-
   interest
   income        3,488       5,975       6,160       6,677       6,269
  Non-
   interest
   expense      12,414      12,073      12,597      13,277      12,367
            ----------  ----------  ----------  ----------  ----------
  Earnings
   (loss)
   before
   income
   taxes       (15,632)        261         631       1,778       2,157
  Income
   tax
   expense
   (benefit)    (5,679)         33         150         608         454
            ----------  ----------  ----------  ----------  ----------
  Net
   earnings
   (loss)   $   (9,953) $      228  $      481  $    1,170  $    1,703
            ==========  ==========  ==========  ==========  ==========
  Total
   assets
   at
   quarter
   end      $1,587,844  $1,478,223  $1,460,713  $1,488,626  $1,401,197
            ==========  ==========  ==========  ==========  ==========

                                          As of and for the Years
                                             Ended December 31,
                                        --------------------------
                                           2008           2007
                                        -----------    -----------
 Banking
  Net interest income                   $    45,340    $    35,282
  Provision for loan losses                  29,175          4,029
  Noninterest income                           (784)         7,356
  Noninterest expense                        35,148         34,022
                                        -----------    -----------
  Earnings (loss) before income taxes       (19,767)         4,587
  Income tax expense (benefit)               (7,298)         1,130
                                        -----------    -----------
  Net earnings (loss)                   $   (12,469)   $     3,457
                                        ===========    ===========
  Total assets at quarter end           $ 1,592,933    $ 1,411,934
                                        ===========    ===========

 Wealth Management
  Net interest income                   $       196    $       321
  Noninterest income                         17,329         17,546
  Noninterest expense                        11,057         12,194
                                        -----------    -----------
  Earnings before income taxes                6,468          5,673
  Income tax expense                          2,270          1,941
                                        -----------    -----------
  Net earnings                          $     4,198    $     3,732
                                        ===========    ===========
  Total assets at quarter end           $    47,879    $    46,270
                                        ===========    ===========

 Insurance
  Net interest income                   $        83    $       136
  Noninterest income                          5,760          6,035
  Noninterest expense                         4,156          4,000
                                        -----------    -----------
  Earnings before income taxes                1,687          2,171
  Income tax expense                            626            744
                                        -----------    -----------
  Net earnings                          $     1,061    $     1,427
                                        ===========    ===========
  Total assets at quarter end           $     6,738    $     9,242
                                        ===========    ===========

 Other
  Net interest expense                  $    (1,345)   $    (1,564)
  Noninterest income                             (5)            29
  Noninterest expense                          --              391
                                        -----------    -----------
  Loss before income taxes                   (1,350)        (1,926)
  Income tax benefit                           (486)          (694)
                                        -----------    -----------
  Net loss                              $      (864)   $    (1,232)
                                        ===========    ===========
  Total assets at quarter end           $   (59,706)   $   (66,249)
                                        ===========    ===========

 Consolidated
  Net interest income                   $    44,274    $    34,175
  Provision for loan losses                  29,175          4,029
  Noninterest income                         22,300         30,966
  Noninterest expense                        50,361         50,607
                                        -----------    -----------
  Earnings (loss) before income taxes       (12,962)        10,505
  Income tax expense (benefit)               (4,888)         3,121
                                        -----------    -----------
  Net earnings (loss)                   $    (8,074)   $     7,384
                                        ===========    ===========
  Total assets at quarter end           $ 1,587,844    $ 1,401,197
                                        ===========    ===========

              Encore Bancshares, Inc. and Subsidiaries

                           YIELD ANALYSIS

                  (Unaudited, dollars in thousands)

                           Three Months Ended December 31,
               --------------------------------------------------------
                         2008                         2007
               --------------------------------------------------------
                 Average                      Average
                Outstan-  Interest  Average  Outstan-  Interest Average
                  ding    Income/   Yield/     ding    Income/   Yield/
                Balance   Expense    Rate     Balance  Expense    Rate
               ---------- --------  ------- ---------- -------- -------
 Assets:
 Interest-
  earning
  assets:
  Loans        $1,205,310 $ 18,394   6.07%  $1,060,927 $ 18,536   6.93%
  Mortgages
   held-for-
   sale               405        9   8.84%       2,693       64   9.43%
  Securities      162,221    1,585   3.89%     148,912    1,442   3.84%
  Federal funds
   sold and
   other           66,057      205   1.23%      98,789    1,198   4.81%
               ---------- --------          ---------- --------
 Total
  interest-
  earning
  assets        1,433,993   20,193   5.60%   1,311,321   21,240   6.43%
 Less:
  Allowance for
  loan losses     (14,275)                     (10,754)
 Noninterest-
  earning
  assets          102,341                      101,783
               ----------                   ----------
   Total
    assets     $1,522,059                   $1,402,350
               ==========                   ==========

 Liabilities
  and
  shareholders'
  equity:
 Interest-
  bearing
  liabilities:
  Interest
   checking    $  179,797 $    311   0.69%  $  169,823 $  1,216   2.84%
  Money market
   and savings    244,195      799   1.30%     359,217    3,553   3.92%
  Time
   deposits       495,880    4,638   3.72%     399,224    4,962   4.93%
               ---------- --------          ---------- --------
   Total
    interest-
    bearing
    deposits      919,872    5,748   2.49%     928,264    9,731   4.16%
  Borrowings
   and
   repurchase
   agreements     267,081    2,174   3.24%     170,141    1,710   3.99%
   Junior
    subordinated
    debentures     20,619      329   6.35%      20,619      368   7.08%
               ---------- --------          ---------- --------
    Total
     interest-
     bearing
     liabili-
     ties       1,207,572    8,251   2.72%   1,119,024   11,809   4.19%
               ---------- --------          ---------- --------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits       133,226                      113,849
  Other
   liabilities     11,244                       13,428
               ----------                   ----------
   Total
    liabilities 1,352,042                    1,246,301
 Shareholders'
  equity          170,017                      156,049
               ----------                   ----------
 Total
  liabilities
  and
  shareholders'
  equity       $1,522,059                   $1,402,350
               ==========                   ==========

 Net interest
  income                  $ 11,942                     $  9,431
                          ========                     ========

 Net interest
  spread                             2.88%                        2.24%
 Net interest
  margin                             3.31%                        2.85%

              Encore Bancshares, Inc. and Subsidiaries

                           YIELD ANALYSIS

                  (Unaudited, dollars in thousands)

                              Years Ended December 31,
               --------------------------------------------------------
                         2008                         2007
               --------------------------------------------------------
                 Average                      Average
                Outstan-  Interest  Average  Outstan-  Interest Average
                  ding    Income/   Yield/     ding    Income/   Yield/
                Balance   Expense    Rate     Balance  Expense    Rate
               ---------- --------  ------- ---------- -------- -------
 Assets:
 Interest-
  earning
  assets:
  Loans        $1,170,717 $ 73,748   6.30%  $  972,760 $ 67,999   6.99%
  Mortgages
   held-for-
   sale               902       79   8.76%      42,379    3,733   8.81%
  Securities      150,096    5,623   3.75%     179,767    6,923   3.85%
  Federal funds
   sold and
   other           69,521    1,821   2.62%      53,880    2,772   5.14%
               ---------- --------          ---------- --------
 Total
  interest-
  earning
  assets        1,391,236   81,271   5.84%   1,248,786   81,427   6.52%
 Less:
  Allowance for
  loan losses     (12,408)                     (10,069)
 Noninterest-
  earning
  assets          104,193                      102,388
               ----------                   ----------
  Total
   assets      $1,483,021                   $1,341,105
               ==========                   ==========

 Liabilities,
  shareholders'
  equity and
  puttable

  common stock:
 Interest-
  bearing
  liabilities:
  Interest
   checking    $  187,412 $  2,515   1.34%  $  172,701 $  5,131   2.97%
  Money market
   and savings    291,749    5,759   1.97%     348,567   14,756   4.23%
  Time deposits   461,475   19,597   4.25%     380,847   18,772   4.93%
               ---------- --------          ---------- --------
   Total
    interest-
    bearing
    deposits      940,636   27,871   2.96%     902,115   38,659   4.29%
  Borrowings
   and
   repurchase
   agreements     225,969    7,781   3.44%     165,647    7,029   4.24%
  Junior
   subordinated
   debentures      20,619    1,345   6.52%      20,712    1,564   7.55%
               ---------- --------          ---------- --------
   Total
    interest-
    bearing
    liabilities 1,187,224   36,997   3.12%   1,088,474   47,252   4.34%
               ---------- --------          ---------- --------
 Noninterest-
  bearing
  liabilities:
  Noninterest-
   bearing
   deposits       120,682                      109,448
  Other
   liabilities     12,186                       13,867
               ----------                   ----------
   Total
    liabilities 1,320,092                    1,211,789
 Shareholders'
  equity and
  puttable
  common stock    162,929                      129,316
               ----------                   ----------
 Total
  liabilities,
  shareholders'
  equity and
  puttable
  common stock $1,483,021                   $1,341,105
               ==========                   ==========

 Net interest
  income                  $ 44,274                     $ 34,175
                          ========                     ========

 Net interest
  spread                             2.72%                        2.18%
 Net interest
  margin                             3.18%                        2.74%

CONTACT:  Encore Bancshares, Inc.
          L. Anderson Creel, Chief Financial Officer
            713.787.3138
          James S. D'Agostino, Jr., Chairman and CEO
            713.787.3103